AMENDED INVESTMENT ADVISORY AGREEMENT

This AMENDED INVESTMENT ADVISORY AGREEMENT (the “Agreement”) which was first made as of the 1st day of April 2023, by and between ETF Opportunities Trust, a Delaware statutory trust (hereinafter referred to as the “Trust”), on behalf of each series identified on Schedule A attached hereto, as may be amended from time to time (each, a “Fund”), and Tuttle Capital Management, LLC, a Delaware limited liability company (hereinafter referred to as “Advisor”) with its principal place of business located at 155 Lockwood Road, Riverside, Connecticut 06878.

WHEREAS, the Trust is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and Advisor is an investment adviser registered as such with the Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, This Agreement, as amended from time to time, is made effective as to each Fund specified on Schedule A of this Agreement attached hereto as of the corresponding “Effective Date” set forth in Schedule A;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1. General Provision.

a. The Trust hereby engages Advisor and Advisor hereby accepts such engagement, to act as the investment adviser of the Funds identified in Schedule A to this Agreement and to perform for the Funds such other duties and functions as are hereinafter set forth. Advisor shall, in all matters, give to the Funds and the Trust’s Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall at all times use its best efforts to conform to and enable the Funds to conform to: (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any order or no-action relief of the Commission applicable to the operation of the Funds; (iii) any other applicable provisions of state or federal law; (iv) the provisions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time; (v) any other policies, procedures and determinations of the Board of Trustees of the Trust; (vi) the fundamental policies and investment restrictions of the Funds as reflected in the Trust’s registration statement under the Investment Company Act; and (vii) the Prospectus and Statement of Additional Information of the Trust in effect from time to time. The appropriate officers, contractors and employees of Advisor shall be available upon reasonable notice for consultation with any of the trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust as they pertain to each Fund, including the valuation of any of each Fund’s portfolio securities which do not have readily available market quotations per Section 3 hereof.

2. Investment Management.

a. Advisor shall, subject to the direction and control by the Trust’s Board of Trustees: (i) regularly provide investment advice and recommendations to the Funds with respect to its investments, investment policies and the purchase and sale of securities; (ii) designate the identity, quantity and weighting of the securities (and amount of cash, if any) to be accepted in exchange for “creation units” of the Funds or that will be applicable that day to redemption requests received by the Funds; (iii) supervise continuously the investment program of the Funds and the composition of its portfolio and determine what securities shall be purchased or sold by the Funds; and ( iv) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Funds and the sale of securities and other investments held in the portfolio of the Funds.

b. Provided that the Trust shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of Section 7 hereof, Advisor may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

c.The Advisor may, from time to time, hire one or more sub-advisers, including, without limitation, affiliates of Advisor, to perform investment advisory services with respect to the Fund(s) or any portion thereof. In addition, the Advisor has the authority to (i) select new or additional sub-advisers for each Fund, (ii) enter into and materially modify existing sub-advisory agreements, and (iii) terminate and replace any sub-adviser. Each such action described in this paragraph is subject to the approval of the Board of Trustees, including a majority of the Trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act) of the Trust or the Advisor, and the terms of any applicable exemptive relief obtained from the Commission. The retention of a sub-adviser by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

d. Provided that nothing herein shall be deemed to protect Advisor from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, Advisor shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

e. Nothing in this Agreement shall prevent Advisor or any officer or contractor or other related party thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict Advisor or any of its directors, officers, stockholders, contractors, other related parties or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Advisor of its duties and obligations under this Agreement and under the Advisers Act.

f. To carry out the duties and responsibilities provided hereunder, Advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Funds, to place orders and issue instructions for the Funds. In all purchases, sales and other transactions in securities for the Funds, Advisor is authorized to exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including, but not limited to, entering into and executing on behalf of the Funds, master agreements, confirmations, account opening documents, and other related documents, and making related undertakings and representations on behalf of the Funds.

3. Other Duties of Advisor.

Advisor shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate management and administration for the Funds, including (i) the compilation and maintenance of such records with respect to its operations as may reasonably be required; (ii) the preparation and filing of such reports with respect thereto as shall be required by the Commission; (iii) the composition of periodic reports with respect to its operations for shareholders of the Funds; (iv) the composition of proxy materials for meetings of each Fund’s shareholders; (v) the composition of such registration statements as may be required by Federal securities laws for continuous public sale of shares of the Funds and (vi) at Advisor’s discretion, the development and implementation, if appropriate, of management and shareholder services designed to enhance the value or convenience of the Funds as an investment vehicle.

4. Allocation of Expenses.

During the term of this Agreement, Advisor shall pay all of the expenses of the Funds (including compensation of members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act) of a Funds), except for (i) the fee payment under this Agreement, (ii) distribution fees or expenses under each Fund’s 12b-1 plan (if any), (iii) interest expenses, (iv) taxes, (v) acquired fund fees and expenses, (vi) brokers’ commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Funds, (vii) credit facility fees and expenses, including interest expenses and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of any Fund’s business. For the avoidance of doubt, Advisor’s payment of such expenses may be accomplished through each Fund’s payment of such expenses and a corresponding reduction in the fee payable to Advisor pursuant to Section 5 hereof; provided, however, that if the amount of expenses paid by the Funds exceeds the fee payable to Advisor pursuant to Section 5 hereof, Advisor will reimburse the Funds for such excess amount.

Any officers or employees of Advisor or any entity controlling, controlled by or under common control with Advisor, who may also serve as officers, trustees or employees of the Trust shall not receive any compensation from the Trust for their services. The expenses with respect to any two or more series of the Trust shall be allocated in proportion to the net assets of the respective series except where allocations of direct expenses can be made.

5. Compensation of Advisor.

The Trust agrees to pay Advisor on behalf of the Funds and Advisor agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a management fee payable monthly and calculated on the daily net assets of the Funds at an annual rate as noted in Schedule A of this Agreement.

6. Portfolio Transactions and Brokerage.

a. Advisor is authorized, in arranging each Fund’s portfolio transactions, to employ or deal with such members of securities or commodities exchanges, brokers or dealers, including “affiliated” broker-dealers (as that term is defined in the Investment Company Act) (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Funds to obtain “best execution,” for these transactions, which is understood to mean prompt and reliable execution at the most favorable price obtainable . The Advisor shall not be precluded from obtaining, consistent with the provisions of Subsection (c) of this Section the benefit of such investment information or research as will be of significant assistance to the performance by Advisor of its investment management functions.

b. Advisor shall select broker-dealers to effect each Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by Advisor on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate each Fund’s portfolio transactions by participating therein for its own account; the importance to the Funds of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Funds.

c. Advisor shall have discretion, in the interests of the Funds, to allocate brokerage on each Fund’s portfolio transactions to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Funds and/or other accounts for which Advisor or its affiliates exercise “investment discretion” (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Trust to pay such broker-dealers a commission for effecting a portfolio transaction for the Funds that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advisor and its investment advisory affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, Advisor will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, Advisor shall be prepared to show that all commissions were allocated for the purposes contemplated by this Agreement and that the total commissions paid by the Trust over a representative period selected by the Trust’s trustees were reasonable in relation to the benefits to the Funds.

d. Advisor shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker- dealer on the basis of its purported or “posted” commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Funds for effecting its portfolio transactions to the extent consistent with the interests and policies of the Funds as established by the determinations of the Board of Trustees of the Trust and the provisions of this Section 7.

e. On occasions when Advisor deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of Advisor and its affiliates, Advisor to the extent permitted by applicable laws and regulations, may, but will be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Advisor in the manner which Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to its other clients over time. The Trust agrees that Advisor and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Funds. The Trust acknowledges that Advisor and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Funds, and that Advisor will carry out its duties hereunder together with its duties under such relationships.

f. The Trust recognizes that an affiliated broker-dealer: (i) may act as one of each Fund’s regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Trust; and (iii) may effect portfolio transactions for the Funds only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

7. Duration.

This Agreement, with respect to each Fund (including any series of the Trust added to this Agreement by execution of an amended Agreement), will take effect on the date set forth next to that Fund’s name in Schedule A. Unless earlier terminated pursuant to Section 10 hereof, this Agreement, with respect to each Fund, shall remain in effect until two years from the effective date specified in Schedule A, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Investment Company Act) of the outstanding voting securities of the Funds and by such a vote of the Trust’s Board of Trustees.

8. Termination.

This Agreement may be terminated: (i) by Advisor at any time without penalty upon giving the Trust sixty days’ written notice (which notice may be waived by the Trust); or (ii) by the Trust at any time without penalty upon sixty days’ written notice to Advisor (which notice may be waived by Advisor) provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of the trustees of the Trust then in office or by the vote of the holders of a majority of the outstanding voting securities of the Funds, as defined in the Investment Company Act.

9. Assignment or Amendment.

This Agreement may not be amended without the affirmative vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purposes of voting on such approval and, where required by the Investment Company Act, by a vote or written consent of a majority of the outstanding voting securities of the Funds, and shall automatically and immediately terminate in the event of its “assignment,” as defined in the Investment Company Act.

10. Disclaimer of Trustee or Shareholder Liability

Advisor understands and agrees that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust or Fund personally but bind only the Trust and the Trust’s property. Advisor represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming Trustee or shareholder liability for acts or obligations of the Trust and agrees that obligations, if any, assumed by the Trust pursuant to this Agreement will be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder will be limited to the respective assets of the Funds.

11. Definitions.

The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act.

*    *    *    *    *

Signature Page Follows

ETF OPPORTUNITIES TRUST, FOR THE FUNDS LISTED IN SCHEDULE A HEREOF:

_____________________________________

Signature
By: David A. Bogaert
Title: President

Tuttle Capital Management, LLC

_____________________________________

Signature
By: Matthew Tuttle
Title: Chief Executive Officer, Chief Investment Officer

Schedule A

Funds, Effective Date and Compensation to Advisor
(as of May 27, 2026)

The fee payable by the Trust on behalf of each Fund shall be calculated on the daily net assets of each Fund at an annual rate as noted below:

Fund	Effective Date	Compensation
Tuttle Capital 2X DBMF ETF	April 1, 2023	0.85%
T-Rex 2X Long Tesla Daily Target ETF	July 1, 2023	1.05%
T-Rex 2X Inverse Tesla Daily Target ETF	July 1, 2023	1.05%
T-Rex 2X Long NVIDIA Daily Target ETF	July 1, 2023	1.05%
T-Rex 2X Inverse NVIDIA Daily Target ETF	July 1, 2023	1.05%
Tuttle Capital 2X Inverse Regional Banks ETF	September 26, 2023	0.75%
Tuttle Capital Daily 2X Long AI ETF	September 26, 2023	0.75%
Tuttle Capital Daily 2X Inverse AI ETF	September 26, 2023	0.75%
Brendan Wood TopGun Index ETF	September 26, 2023	0.98%
T-Rex 2x Long Apple Daily Target ETF	December 19, 2023	1.05%
T-Rex 2x Inverse Apple Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long Alphabet Daily Target ETF	December 19, 2023	1.05%
T-Rex 2x Inverse Alphabet Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long Microsoft Daily Target ETF	December 19, 2023	1.05%
T-Rex 2x Inverse Microsoft Daily Target ETF	April 11, 2025	1.50%
Tuttle Capital Congressional Trading ETF	June 25, 2024	0.95%
T-Rex 2x Long GME Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long HOOD Daily Target ETF	June 25, 2024	1.05%
T-Rex 2x Long DJT Daily Target ETF	June 25, 2024	1.05%
T-Rex 2x Long MARA Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Inverse MARA Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long RBLX Daily Target ETF	June 25, 2024	1.05%
T-Rex 2x Inverse PLTR Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long SHOP Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Inverse SHOP Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long XXI Daily Target ETF	July 1, 2025	1.50%
T-Rex 2x Inverse AMD Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long NFLX Daily Target ETF	June 25, 2024	1.05%
T-Rex 2x Inverse NFLX Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long CRWV Daily Target ETF	July 1, 2025	1.50%
T-Rex 2x Inverse BA Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long SNOW Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Inverse SNOW Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long AVGO Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Inverse AVGO Daily Target ETF	April 11, 2025	1.50%

Fund	Effective Date	Compensation
T-Rex 2x Long PANW Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Inverse PANW Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long SMR Daily Target ETF	July 1, 2025	1.50%
T-Rex 2x Inverse COIN Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long TSM Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Inverse TSM Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long XYZ Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Inverse XYZ Daily Target ETF	April 11, 2025	1.50%
T-Rex 2x Long CRCL Daily Target ETF	July 1, 2025	1.50%
T-Rex 2x Long MSTR Daily Target ETF	June 25, 2024	1.05%
T-Rex 2x Inverse MSTR Daily Target ETF	June 25, 2024	1.05%
Tuttle Capital AAPL 0DTE Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital GOOG 0DTE Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital META 0DTE Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital TSLA 0DTE Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital NVDA 0DTE Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital AMZN 0DTE Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital MSFT 0DTE Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital COIN 0DTE Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital Bitcoin 0DTE Covered Call ETF	October 1, 2025	0.99%
Opportunistic Trader ETF	April 1, 2025	0.99%
T-REX 2X Long Trump Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long LTC Daily Target ETF	November 1, 2025	1.50%
T-REX 2X Long DOGE Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long Bonk Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long BNB Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long ADA Daily Target ETF	November 1, 2025	1.50%
T-REX 2X Long LINK Daily Target ETF	November 1, 2025	1.50%
T-REX 2X Long SUI Daily Target ETF	October 1, 2025	1.50%
Tuttle Capital No Bleed Tail Risk ETF	April 1, 2025	0.75%
Tuttle Capital Quantum Computing AI Powered ETF	April 1, 2025	0.65%
Tuttle Capital Quantum Computing AI Powered Covered Call ETF	April 1, 2025	0.65%
Tuttle Capital UFO Disclosure AI Powered ETF	April 1, 2025	0.65%
Tuttle Capital Drone Industry AI Powered ETF	April 1, 2025	0.65%
Tuttle Capital AI in Healthcare ETF	April 1, 2025	0.65%
Tuttle Capital AI Power Generation ETF	April 1, 2025	0.65%
Tuttle Capital Agentic AI ETF	April 1, 2025	0.65%
Tuttle Capital DeepSeek Global AI Innovation ETF	April 1, 2025	0.65%
T-REX 2X Long BYDDY Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long AVAV Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long AFRM Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long ACHR Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long AUR Daily Target ETF	July 1, 2025	1.50%

Fund	Effective Date	Compensation
T-REX 2X Long B Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long BBAI Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long CVNA Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long CEG Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long DDOG Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long WGS Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long DNA Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long KTOS Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long OKLO Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long QUBT Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long RXRX Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long TEM Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long TTD Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long UPST Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long SOUN Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long GLXY Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long DUOL Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long GEV Daily Target ETF	July 1, 2025	1.50%
T-REX 2X Long HHH Daily Target ETF	July 1, 2025	1.50%
Tuttle Capital 1X Daily Inverse Volatility ETF	July 1, 2025	1.50%
Tuttle Capital 2X Daily Inverse Volatility ETF	July 1, 2025	1.50%

T-REX 2X Long TRON Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long BRR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long LMND Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long OSCR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long OUST Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long SPOT Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long SYM Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long RDW Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long UNH Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long VOYG Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long ETOR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long CHYM Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long BMNR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long APLD Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Inverse CRWV Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Inverse CRCL Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long FIG Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long SBET Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Inverse FIG Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long FLY Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Inverse FLY Daily Target ETF	October 1, 2025	1.50%

T-REX 2X Long STUB Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long MP Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long SRPT Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long CIFR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long ASTS Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long BTBT Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long WULF Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long QS Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Inverse BLSH Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long BLSH Daily Target ETF	October 1, 2025	1.50%
Tuttle Capital Government Grift ETF	October 1, 2025	0.75%
Tuttle Capital Quantum Computing Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital Drone Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital Space Industry Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital AI Infrastructure Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital Nuclear Power Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital AI Emerging Leaders Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital Crypto Treasury Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital AI Healthcare Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital Agentic AI Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital Emerging Markets AI Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital Robotics Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital 2X Quantum Computing ETF	October 1, 2025	0.99%
Tuttle Capital 2X Drone ETF	October 1, 2025	0.99%
Tuttle Capital 2X Space Industry ETF	October 1, 2025	0.99%
Tuttle Capital 2X AI Infrastructure ETF	October 1, 2025	0.99%
Tuttle Capital 2X Nuclear Power ETF	October 1, 2025	0.99%
Tuttle Capital 2X Crypto Treasury ETF	October 1, 2025	0.99%
Tuttle Capital 2X AI Healthcare ETF	October 1, 2025	0.99%
Tuttle Capital 2X Agentic AI ETF	October 1, 2025	0.99%
Tuttle Capital 2X Emerging Markets AI ETF	October 1, 2025	0.99%
Tuttle Capital 2X Robotics ETF	October 1, 2025	0.99%
Tuttle Capital Stablecoin Industry Covered Call ETF	October 1, 2025	0.99%
Tuttle Capital 2X Stablecoin Industry ETF	October 1, 2025	0.99%
Tuttle Capital Stablecoin Industry Index ETF	October 1, 2025	0.99%
Tuttle Capital MicroStrategy Income Blast ETF	October 1, 2025	0.99%

Tuttle Capital NVIDIA Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Coinbase Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Tesla Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Bitcoin Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Magnificent 7 Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Palantir Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Meme Stock Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Ethereum Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Quantum Computing Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Drone Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Space Industry Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital AI Infrastructure Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Nuclear Power Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital AI Emerging Leaders Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Crypto Treasury Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital AI Healthcare Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Agentic AI Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Emerging Markets AI Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Robotics Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital HOOD Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Ultra Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital SUI Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital Bonk Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital LTC Income Blast ETF	November 1, 2025	0.99%
Tuttle Capital UFO Disclosure ETF	October 1, 2025	0.99%
Tuttle Capital SOL Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital XRP Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital DOGE Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital ADA Income Blast ETF	November 1, 2025	0.99%
Tuttle Capital LINK Income Blast ETF	November 1, 2025	0.99%
Tuttle Capital BNB Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital AVAX Income Blast ETF	October 1, 2025	0.99%
Tuttle Capital MSTR Crypto Blast ETF	October 1, 2025	0.99%

Tuttle Capital TSLA Crypto Blast ETF	October 1, 2025	0.99%
Tuttle Capital HOOD Crypto Blast ETF	October 1, 2025	0.99%
Tuttle Capital COIN Crypto Blast ETF	October 1, 2025	0.99%
Tuttle Capital NVDA Crypto Blast ETF	October 1, 2025	0.99%
Tuttle Capital PLTR Crypto Blast ETF	October 1, 2025	0.99%
T-REX 2X Long OPEN Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long MBLY Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long POOL Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long ICLR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long TMUS Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long VEEV Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long IREN Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long GTLS Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long CLS Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long PTON Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long KSS Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long DNUT Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long GPRO Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long CELH Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long CHWY Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long CAVA Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long ICHR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long NVTS Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long EOSE Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long FRMM Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long BNC Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long LITS Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long EMPD Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long CANG Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long BTDR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long CORZ Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long KLAR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long ABTC Daily Target ETF	October 1, 2025	1.50%

T-REX 2X Long ASST Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long ETHM Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long SUIG Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long TONX Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long DFDV Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long FIGR Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long FMCC Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long FNMA Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long FWDI Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long ORBS Daily Target ETF	October 1, 2025	1.50%
T-REX 2X Long VKTX Daily Target ETF	October 1, 2025	1.50%
Tuttle Capital Permanent Portfolio 2.0 ETF	January 1, 2026	1.50%
T-REX 2X Long GRNY Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long APH Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long SLMT Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long DEFT Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long HIVE Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long HOLO Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long HSDT Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long NAKA Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long NXTT Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long SRFM Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long STSS Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long UI Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long AQMS Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long AREC Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long BLBX Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Inverse BMNR Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long FTEL Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long IDR Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long ONDS Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long PC Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long PCH Daily Target ETF	January 1, 2026	1.50%

T-REX 2X Long PGY Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long PL Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long TBH Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long TMQ Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long UEC Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long USAR Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long UUU Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long ZIM Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long ABAT Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long ALB Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long BTG Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long BITF Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long CRML Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long DVLT Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long ENVX Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long GSIT Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long LAC Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long LAES Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long LYSDY Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long NAVN Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long QSI Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long HYPE Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long INFQ Daily Target ETF	January 1, 2026	1.50%
T-REX 2X Long GPCR Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long IWC Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long LITE Daily Target ETF	March 10, 2026	1.50%
T-REX 2X Long PAAS Daily Target ETF	March 10, 2026	1.50%
T-REX 2X Long SNDK Daily Target ETF	March 10, 2026	1.50%
T-REX 2X Long WLTH Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long WVE Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long ALMU Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long AMPX Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long AXTI Daily Target ETF	April 1, 2026	1.50%

T-REX 2X Long BHP Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long Discord Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long ERO Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long FER Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long HBM Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long COMP Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long NU Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long RCT Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long RIO Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long SATS Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long SCCO Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long SIL Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long TE Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long TECK Daily Target ETF	April 1, 2026	1.50%
T-REX 2X Long ZETA Daily Target ETF	April 1, 2026	1.50%
Tuttle Capital Concentrated Memory Stack ETF	April 1, 2026	0.95%
Tuttle Capital Memory Stack Income Blast ETF	April 1, 2026	0.95%
Tuttle Capital SPY 0DTE Income & Hedge ETF	April 1, 2026	0.95%
Tuttle Capital Innovation 100 0DTE Income & Hedge ETF	April 1, 2026	0.95%
Porter & Company Property & Casualty Index ETF	April 1, 2026	0.65%
Porter & Company Capital Efficiency Index ETF	April 1, 2026	0.65%
Porter & Company Lindy Effect Index ETF	April 1, 2026	0.65%
Porter & Company Porter Portfolio Index ETF	April 1, 2026	0.75%
Tuttle Capital Heavy Asset Low Obsolescence ETF	May 1, 2026	0.75%
Tuttle Capital Pure Play Photonics ETF	May 1, 2026	0.75%
Tuttle Capital Photonics Income Blast ETF	May 1, 2026	0.99%
Tuttle Capital Equity Plus Tail Risk ETF	May 1, 2026	0.75%
T-REX 2X Long SK HYNIX Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Anduril Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Anthropic Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Figure AI Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long SpaceX Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Viva Republica Daily Target ETF	June 1, 2026	1.50%

T-REX 2X Long AKAM Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long CIEN Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long DOCN Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long FSLY Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long JBL Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long TER Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long TSEM Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long VIAV Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long VSAT Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long DRAM Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long DRNZ Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long EUAD Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long KOID Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long ROBO Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long XOVR Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long SIVE Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Hanwha Aerospace Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Hyundai Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Samsung Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Metaplanet Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Nintendo Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Softbank Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long AEHR Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long AMSC Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long BB Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long FLEX Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long GRAB Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long LWLG Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long MXL Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long NOK Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long OSS Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long PENG Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long PURR Daily Target ETF	June 1, 2026	1.50%

T-REX 2X Long SHMD Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long TEAM Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long TTMI Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long VECO Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long WOLF Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Inverse DRAM Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long AMBQ Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long PSIX Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long BW Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long PUMP Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long GFS Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long SEI Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long INFY Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long SHAZ Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long OpenAI Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Kioxia Daily Target ETF	June 1, 2026	1.50%
T-REX 2X Long Quantinuum Daily Target ETF	June 1, 2026	1.50%

ETF OPPORTUNITIES TRUST, FOR THE FUNDS LISTED IN SCHEDULE A HEREOF:

___________________________________

Signature
By: David A. Bogaert
Title: President

TUTTLE CAPITAL MANAGEMENT, LLC

                     ___________________________________
Signature
By: Matthew Tuttle
Title: Chief Executive Officer, Chief Investment Officer